Exhibit 99.2
WEYERHAEUSER COMPANY
STATISTICAL INFORMATION (unaudited)
CONSOLIDATED EARNINGS
          (in millions)

	REVISED(1)
	Q1		Q2		Q3		Q4		Year-to-date
	April 1,	March 26,	July 1,	June 25,	Sept. 30,	Sept. 24,	Dec. 30,	Dec. 31,	Dec. 30,	Dec. 31,
	2007	2006	2007	2006	2007	2006	2007	2006	2007	2006
Net sales and revenues:
Weyerhaeuser	$3,404	$3,761	$3,775	$4,121	$3,548	$3,805	$3,222	$3,649	$13,949	$15,336
Real Estate and Related Assets	487	690	559	746	598	749	715	1,150	2,359	3,335

Total net sales and revenues	3,891	4,451	4,334	4,867	4,146	4,554	3,937	4,799	16,308	18,671

Costs and expenses:
Weyerhaeuser:
Costs of products sold (2)	2,785	2,947	3,085	3,190	2,845	3,038	2,660	3,007	11,375	12,182
Depreciation, depletion and amortization	232	233	223	231	230	231	215	252	900	947
Selling expenses	109	100	109	117	102	111	102	123	422	451
General and administrative expenses	200	235	199	205	184	214	188	241	771	895
Research and development expenses (3)	16	16	18	15	18	23	19	15	71	69
Charges (reversals) for restructuring (4)	3	(1)	2	18	16	4	16	—	37	21
Charges for closure of facilities (5)	5	2	19	5	19	15	81	50	124	72
Impairment of goodwill (6)	22	—	—	—	1	—	7	—	30	—
Refund of countervailing and anti-dumping duties	—	—	—	—	—	—	—	(344)	—	(344)
Other operating costs (income), net (7) (8)	21	31	5	(26)	1	(36)	(34)	(105)	(7)	(136)

	3,393	3,563	3,660	3,755	3,416	3,600	3,254	3,239	13,723	14,157

Real Estate and Related Assets:
Costs and operating expenses (9)	379	482	415	553	451	539	507	764	1,752	2,338
Depreciation and amortization	6	3	5	4	6	10	6	8	23	25
Selling expenses	41	37	45	43	45	44	48	56	179	180
General and administrative expenses	28	30	27	35	26	30	18	29	99	124
Other operating costs (income), net	(4)	(3)	4	3	(4)	(2)	2	(1)	(2)	(3)
Impairment of long-lived assets	—	—	12	3	23	14	93	19	128	36

	450	549	508	641	547	635	674	875	2,179	2,700

Total costs and expenses	3,843	4,112	4,168	4,396	3,963	4,235	3,928	4,114	15,869	15,902

Operating income	48	339	166	471	183	319	9	685	406	1,814

Interest expense and other:
Weyerhaeuser:
Interest expense incurred (10)	(131)	(128)	(179)	(129)	(131)	(126)	(133)	(136)	(574)	(519)
Less: interest capitalized	30	16	29	20	29	21	30	27	118	84
Interest income and other	20	19	25	15	20	17	18	19	83	70
Equity in income (loss) of affiliates (11)	(1)	3	1	6	5	—	(3)	(2)	2	7
Real Estate and Related Assets:
Interest expense incurred	(12)	(14)	(16)	(14)	(16)	(12)	(13)	(15)	(57)	(55)
Less: interest capitalized	12	14	16	14	16	12	13	15	57	55
Interest income and other (12)	3	10	1	3	1	7	(6)	10	(1)	30
Equity in income of unconsolidated entities (13)	18	21	12	15	8	14	(13)	8	25	58

Earnings (loss) from continuing operations before income taxes	(13)	280	55	401	115	252	(98)	611	59	1,544
Income taxes (2) (14)	(3)	(100)	(18)	(92)	(41)	(86)	54	(202)	(8)	(480)

Earnings (loss) from continuing operations	(16)	180	37	309	74	166	(44)	409	51	1,064
Earnings (loss) from discontinued operations, net of taxes (15)	736	(756)	(5)	(11)	27	58	(19)	98	739	(611)

Net earnings (loss) (2)	$720	$(576)	$32	$298	$101	$224	$(63)	$507	$790	$453

Basic net earnings (loss) per share:
Continuing operations	$(0.07)	$0.73	$0.17	$1.24	$0.34	$0.67	$(0.21)	$1.72	$0.23	$4.35
Discontinued operations	3.16	(3.07)	(0.02)	(0.04)	0.13	0.24	(0.09)	0.40	3.37	(2.50)

Net earnings (loss) per share	$3.09	$(2.34)	$0.15	$1.20	$0.47	$0.91	$(0.30)	$2.12	$3.60	$1.85

Diluted net earnings (loss) per share:
Continuing operations	$(0.07)	$0.73	$0.17	1.23	$0.34	$0.67	$(0.21)	$1.72	$0.23	$4.33
Discontinued operations	3.16	(3.06)	(0.02)	(0.04)	0.13	0.24	$(0.09)	0.40	$3.36	(2.49)

Net earnings (loss) per share	$3.09	$(2.33)	$0.15	$1.19	$0.47	$0.91	$(0.30)	$2.12	$3.59	$1.84

Dividends paid per share	$0.60	$0.50	$0.60	$0.50	$0.60	$0.60	$0.60	$0.60	$2.40	$2.20

Weighted average shares outstanding (in thousands):
Basic	233,242	245,794	217,688	248,147	215,154	247,428	211,135	238,824	219,305	244,931
Diluted	233,242	246,970	218,743	249,194	215,828	247,900	211,135	239,525	220,277	245,780
Common and exchangeable shares outstanding at end of period (in thousands)	217,726	247,555	217,759	248,269	211,106	242,929	211,147	238,008	211,147	238,008
PRELIMINARY RESULTS - SUBJECT TO AUDIT

WEYERHAEUSER COMPANY
STATISTICAL INFORMATION (unaudited)
FOOTNOTES TO CONSOLIDATED EARNINGS
          (in millions)
(1)	The first quarter of 2007 results have been revised to reflect an adjustment to reduce the net gain on the Domtar Transaction by $35 million after-tax. This adjustment is included in discontinued operations.

(2)	The following adjustments were made to 2006 quarterly results to apply a new accounting pronouncement to expense planned major maintenance costs as incurred:

					Year-to-date
	Q1 2006	Q2 2006	Q3 2006	Q4 2006	2006
Cellulose Fibers	$(5)	$(10)	$13	$2	$—
Fine Paper	7	(10)	6	(3)	—
Containerboard, Packaging, and Recycling	4	(5)	1	—	—

	6	(25)	20	(1)	—
Income taxes	(2)	9	(7)	—	—

Net earnings (loss)	$4	$(16)	$13	$(1)	$—

(3)	The third quarter of 2006 includes a $9 million charge related to the acquisition of OrganicID, a research and development company.

(4)	The third quarter of 2007 includes a charge of $7 million related to the restructuring of administrative functions. The fourth quarter of 2007 includes a charge of $14 million related to the restructuring of wood products operations. The second quarter of 2006 includes an $18 million charge related to the restructuring of the Containerboard, Packaging, and Recycling business model.

(5)	See detail of closure charges by segment on page 4.

(6)	The first quarter of 2007 includes a charge of $22 million for the impairment of goodwill associated with Canadian wood products distribution facilities and the fourth quarter of 2007 includes a charge of $7 million associated with U.S. wood products distribution facilities.

									Year-to-date
	Q1 2007	Q1 2006	Q2 2007	Q2 2006	Q3 2007	Q3 2006	Q4 2007	Q4 2006	2007	2006
(7) Includes net foreign exchange gains (losses), primarily from fluctuations in Canadian and New Zealand exchange rates:	$7	$(26)	$29	$21	$2	$17	$7	$15	$45	$27

(8)	(a)	The first, second and fourth quarters of 2007 include $34 million, $12 million, and $6 million, respectively, in asset impairments related to wood products facilities.

	(b)	The second quarter also includes a $29 million gain on the sale of a previously closed box plant site, a $40 million charge for legal settlements and a contract termination, and $6 million in additional charges related to the sale of Canadian Wood Products distribution facilities.

	(c)	The third quarter of 2007 includes gains of $9 million on the sale of previously closed facility sites, a $4 million charge for a legal settlement, and charges of $13 million to transition to a new IT service provider.

	(d)	The fourth quarter of 2007 includes a charge of $10 million for storm-related casualty losses, a gain of $27 million on the sale of an export facility, and gains of $12 million on sales of operations including our New Zealand joint venture.

	(e)	The third quarter of 2006 includes $23 million of income related to a reduction of the reserve for hardboard siding claims and charges of $7 million for the impairment of fixed assets related to production curtailments.

	(f)	The fourth quarter of 2006 includes $95 million of income related to a reversal of the reserve for alder litigation claims.

(9)	(a)	The fourth quarter of 2007 includes income of $11 million for a warranty reserve adjustment.

	(b)	The first quarter of 2006 includes income of $8 million related to a warranty insurance recovery.
(10)	The second quarter of 2007 includes a $42 million charge related to the early extinguishment of debt.

(11)	The third quarter of 2006 includes a $2 million charge related to the impairment of investments in equity affiliates.

(12)	The fourth quarter of 2007 includes loan impairments of $9 million.

(13)	The first, second and fourth quarters of 2007 include loan and equity impairments of $2, $1 and $19 million, respectively, or $22 million year-to-date.

(14)	(a)	The fourth quarter of 2007 includes a one-time tax benefit of $22 million related to a reduction in the Canadian federal income tax rate and a one-time charge of $9 million related to a change in Mexican federal income tax laws.

	(b)	The second quarter of 2006 includes a one-time tax benefit of $48 million related to a change in Texas state income tax law, a reduction in the Canadian federal income tax rate and a deferred tax adjustment related to the Medicare Part D subsidy.
(15)	Discontinued operations includes the net operating results of the operations of the fine paper business and related assets and the North American and European composite panels operations.

(a)	The first quarter of 2007 includes a pre-tax gain of $629 million and related tax benefit of $92 million, the second quarter of 2007 includes pre-tax charges of $4 million, and the fourth quarter of 2007 includes a pre-tax charge of $19 million and related tax expense of $3 million related to the distribution of the fine paper business and related assets to Weyerhaeuser shareholders.

(b)	The third quarter of 2007 includes pre-tax income of $43 million from the settlement of litigation associated with an Ontario fine paper mill.

(c)	The first and second quarters of 2006 include charges of $746 million and $3 million, respectively, for the impairment of goodwill associated with the fine paper business.

(d)	The third quarter of 2006 includes a pre-tax gain of $51 million and related tax expense of $18 million associated with the sale of the North American composite panels operations and an $8 million charge to write off additional goodwill associated with the coastal British Columbia operations.

(e)	The fourth quarter of 2006 includes a pre-tax gain of $45 million and related tax expense of $4 million associated with the sale of the Irish composite panels operations.
PRELIMINARY RESULTS - SUBJECT TO AUDIT

WEYERHAEUSER COMPANY
STATISTICAL INFORMATION (unaudited)
NET SALES AND REVENUES: (1) (2)
          (in millions)

	Q1		Q2		Q3		Q4		Year-to-date
	April 1,	March 26,	July 1,	June 25,	Sept. 30,	Sept. 24,	Dec. 30,	Dec. 31,	Dec. 30,	Dec. 31,
	2007	2006	2007	2006	2007	2006	2007	2006	2007	2006
Timberlands:
Logs	$170	$201	$172	$198	$168	$200	$149	$182	$659	$781
Other products	63	62	39	71	81	46	68	56	251	235

	233	263	211	269	249	246	217	238	910	1,016

Wood Products:
Softwood lumber	574	782	647	857	580	733	440	625	2,241	2,997
Plywood	100	135	106	147	89	134	71	113	366	529
Veneer	9	13	14	13	13	9	8	7	44	42
Composite panels	24	121	24	140	20	71	14	25	82	357
Oriented strand board	152	287	153	273	151	203	133	176	589	939
Hardwood lumber	90	99	99	105	89	96	77	98	355	398
Engineered I-Joists	117	169	147	202	124	162	79	137	467	670
Engineered solid section	155	204	185	231	155	190	113	169	608	794
Logs	6	7	4	5	3	5	4	6	17	23
Other products	243	256	283	327	225	302	179	268	930	1,153

	1,470	2,073	1,662	2,300	1,449	1,905	1,118	1,624	5,699	7,902

Cellulose Fibers:
Pulp	405	394	370	402	345	404	358	457	1,478	1,657
Liquid packaging board	56	46	72	62	61	59	58	62	247	229
Other products	21	13	28	16	30	19	28	22	107	70

	482	453	470	480	436	482	444	541	1,832	1,956

Fine Paper: (2)
Paper	432	613	—	601	—	604	—	652	432	2,470
Coated groundwood	26	40	—	44	—	42	—	45	26	171
Other products	1	1	—	1	—	2	—	—	1	4

	459	654	—	646	—	648	—	697	459	2,645

Containerboard, Packaging and Recycling:
Containerboard	119	82	109	84	99	92	130	119	457	377
Packaging	951	911	1,043	1,002	1,015	997	1,010	1,021	4,019	3,931
Recycling	94	80	103	85	106	89	110	91	413	345
Bags	23	20	23	20	23	23	27	25	96	88
Other products	39	34	49	46	50	44	45	47	183	171

	1,226	1,127	1,327	1,237	1,293	1,245	1,322	1,303	5,168	4,912

Real Estate and Related Assets	487	690	559	746	598	749	715	1,150	2,359	3,335

Corporate and Other	97	116	105	117	121	123	121	128	444	484

Less: sales of discontinued operations	(563)	(925)	—	(928)	—	(844)	—	(882)	(563)	(3,579)

	$3,891	$4,451	$4,334	$4,867	$4,146	$4,554	$3,937	$4,799	$16,308	$18,671

(1)	The fourth quarter of 2006 inlcudes 14 weeks of operations compared to 13 weeks in all other quarters.

(2)	First quarter 2007 results include 9 weeks of operations for the fine paper business and related assets, prior to the distribution of these assets to Weyerhaeuser shareholders.
PRELIMINARY RESULTS - SUBJECT TO AUDIT

WEYERHAEUSER COMPANY
STATISTICAL INFORMATION (unaudited)
CONTRIBUTION (CHARGE) TO PRE-TAX EARNINGS:
          (in millions)

	REVISED(1)
	Q1		Q2		Q3		Q4		Year-to-date
	April 1,	March 26,	July 1,	June 25,	Sept. 30,	Sept. 24,	Dec. 30,	Dec. 31,	Dec. 30,	Dec. 31,
	2007	2006	2007	2006	2007	2006	2007	2006	2007	2006
Timberlands (2) (3) (6)	$175	$198	$142	$224	$165	$178	$152	$167	$634	$767
Wood Products (2) (3) (7)	(167)	117	(123)	131	(131)	11	(313)	205	(734)	464
Cellulose Fibers (2) (3) (5)	22	(5)	48	23	79	66	80	58	229	142
Fine Paper (2) (3) (5) (8)	20	(756)	—	(20)	—	68	—	61	20	(647)
Containerboard, Packaging and Recycling (2) (3) (5) (9)	67	26	112	69	104	97	99	71	382	263
Real Estate and Related Assets (3) (10)	58	172	64	123	60	135	22	293	204	723
Corporate and Other (2) (3) (4) (11)	580	(102)	(44)	(40)	(16)	(78)	(52)	(3)	468	(223)

	$755	$(350)	$199	$510	$261	$477	$(12)	$852	$1,203	$1,489

FOOTNOTES TO CONTRIBUTION (CHARGE) TO PRE-TAX EARNINGS
          (in millions)
(1)	The first quarter of 2007 results have been revised to reflect an adjustment to reduce the pre-tax gain on the Domtar Transaction by $53 million. This adjustment is included in Corporate and Other.

									Year-to-date
	Q1 2007	Q1 2006	Q2 2007	Q2 2006	Q3 2007	Q3 2006	Q4 2007	Q4 2006	2007	2006
(2) Closure charges by segment:
Timberlands	$—	$—	$—	$—	$—	$—	$—	$1	$—	$1
Wood Products	3	—	15	1	19	10	78	48	115	59
Cellulose Fibers	—	(1)	—	—	(1)	1	—	(3)	(1)	(3)
Fine Paper	2	—	—	11	—	3	—	1	2	15
Containerboard, Packaging and Recycling	2	2	3	5	—	3	4	4	9	14
Corporate and Other	—	—	1	—	1	26	(1)	—	1	26

	$7	$1	$19	$17	$19	$43	$81	$51	$126	$112

The above closure charges include costs incurred within the company’s discontinued operations.

									Year-to-date
	Q1 2007	Q1 2006	Q2 2007	Q2 2006	Q3 2007	Q3 2006	Q4 2007	Q4 2006	2007	2006
(3) Share-based compensation charges (income) recognized by segment:
Timberlands	$1	$1	$—	$—	$1	$—	$—	$—	$2	$1
Wood Products	2	2	2	—	1	—	1	1	6	3
Cellulose Fibers	2	1	—	—	—	—	1	1	3	2
Fine Paper	—	—	—	—	—	1	—	—	—	1
Containerboard, Packaging and Recycling	1	2	2	(1)	1	1	1	—	5	2
Real Estate and Related Assets	2	—	1	2	—	—	1	—	4	2
Corporate and Other	14	15	5	(5)	—	1	2	7	21	18

	$22	$21	$10	$(4)	$3	$3	$6	$9	$41	$29

									Year-to-date
	Q1 2007	Q1 2006	Q2 2007	Q2 2006	Q3 2007	Q3 2006	Q4 2007	Q4 2006	2007	2006
(4) Net foreign exchange gains (losses) included in Corporate and Other:	$7	$(26)	$34	$20	$2	$17	$6	$14	$49	$25

(5)	See detail of quarterly adjustments made to apply a new accounting pronouncement to expense planned major maintenance costs as incurred on page 2.
PRELIMINARY RESULTS - SUBJECT TO AUDIT

WEYERHAEUSER COMPANY
STATISTICAL INFORMATION (unaudited)
FOOTNOTES TO CONTRIBUTION (CHARGE) TO PRE-TAX EARNINGS (CONTINUED)
          (in millions)
(6)	Additional Timberlands notes:

2007:
(a)	The fourth quarter includes a charge of $10 million for storm-related casualty losses and a gain of $27 million on the sale of an export facility.
(7)	Additional Wood Products notes:

2007:
(a)	The first quarter includes charges of $22 million for the impairment of goodwill associated with Canadian distribution facilities and $34 million in asset impairments related to wood products facilities.

(b)	The second quarter includes a charge of $17 million for expected settlement of litigation.

(c)	The second quarter includes charges of $12 million in asset impairments related to wood products facilities and $6 million in additional charges related to the sale of Canadian distribution facilities.

(d)	The third quarter includes $7 million of income from the sale of a veneer facility and a previously closed distribution center site.

(e)	The third quarter includes charges of $4 million for the settlement of litigation, $4 million for restructuring activities and $1 million in goodwill impairment.

(f)	The fourth quarter includes charges of $14 million for restructuring activities, $7 million in goodwill impairments and $6 million in asset impairments.

(g)	The fourth quarter includes a gain of $3 million on the sale of a facility.
2006:
(h)	The third quarter includes $23 million of income related to a reduction of the reserves for hardboard siding claims.

(i)	The third quarter includes a $51 million gain on the sale of the company’s North American composite panels operations.

(j)	The third quarter includes charges of $7 million for the impairment of fixed assets related to production curtailments.

(k)	The fourth quarter includes $344 million of income from the refund of countervailing and anti-dumping duties.

(l)	The fourth quarter includes $95 million of income related to a reversal of the reserves for alder litigation claims.
(8)	Additional Fine Paper notes:

2006:
(a)	The first and second quarters include charges of $746 million and $3 million, respectively, for the impairment of goodwill associated with the fine paper business.
(9)	Additional Containerboard, Packaging and Recycling notes:

2007:
(a)	The second quarter includes a $29 million gain on the sale of a previously closed box plant site in California and $3 million in charges related to a fire at the Closter, NJ box plant.

(b)	The third quarter includes $3 million of income related to the sale of a previously closed box plant site.
2006:
(c)	The second and third quarters include charges of $18 million and $3 million, respectively, related to the restructuring of the Containerboard, Packaging and Recycling business model.
(10)	Additional Real Estate and Related Assets notes:

2007:
(a)	The first, second, third and fourth quarters include net gains (losses) on land and lot sales of $3 million, $3 million, $30 million, and $79 million, respectively, or $115 million year-to-date.

(b)	The second quarter includes a gain of $42 million on the sale of an apartment project.

(c)	The first, second, third and fourth quarters include charges for the impairment of long-lived assets and investments of $2 million, $13 million, $23 million, and $121 million, respectively, or $159 million year-to-date.

(d)	The fourth quarter of 2007 includes income of $11 million for a warranty reserve adjustment.
     2006:
(e)	The first quarter includes income of $8 million related to a warranty insurance recovery and income of $9 million related to recognition of deferred income in connection with partnership restructurings.

(f)	The first, second, third and fourth quarters include net gains (losses) on land and lot sales of $33 million, ($1) million, $0, and $110 million, respectively, or $142 million year-to-date.

(g)	The second, third, and fourth quarters of 2006 include charges for the impairment of assets of $3 million, $14 million, and $19 million, respectively, or $36 million year-to-date.

(h)	The fourth quarter includes a $28 million gain on the sale of an apartment building.
(11)	Additional Corporate and Other notes:
     2007:
(a)	The first quarter includes a $629 million pre-tax gain, the second quarter includes charges of $4 million, and the fourth quarter includes charges of $19 million related to the distribution of the fine paper business and related assets to Weyerhaeuser shareholders.

(b)	The second quarter includes a $23 million charge for legal settlements and a contract termination.

(c)	The third quarter includes a $43 million gain on the settlement of litigation.

(d)	The third quarter includes charges of $20 million for restructuring activities and the transition to a new IT service provider.

(e)	The fourth quarter includes a gain of $9 million on the sale of our New Zealand joint venture.
     2006:
(f)	The third quarter includes an $8 million charge to write off additional goodwill associated with the coastal British Columbia operations.

(g)	The third quarter includes a $9 million charge related to the acquisition of OrganicID, a research and development company.

(h)	The fourth quarter includes a $45 million pre-tax gain on the sale of the company’s Irish composite panels operations.
PRELIMINARY RESULTS - SUBJECT TO AUDIT

WEYERHAEUSER COMPANY
STATISTICAL INFORMATION (unaudited)
THIRD PARTY SALES VOLUMES: (1) (2)
          (in millions)

	Q1		Q2		Q3		Q4		Year-to-date
	April 1,	March 26,	July 1,	June 25,	Sept. 30,	Sept. 24,	Dec. 30,	Dec. 31,	Dec. 30,	Dec. 31,
	2007	2006	2007	2006	2007	2006	2007	2006	2007	2006
Timberlands (thousands):
Logs - cunits	750	935	762	808	805	850	764	843	3,081	3,436

Wood Products (millions):
Softwood lumber - board feet	1,657	1,921	1,805	2,113	1,654	1,974	1,422	1,863	6,538	7,871
Plywood - square feet (3/8”)	310	389	305	458	240	437	194	379	1,049	1,663
Veneer - square feet (3/8”)	57	61	82	63	73	48	50	43	262	215
Composite panels - square feet (3/4”)	36	302	35	324	29	139	21	37	121	802
Oriented strand board - square feet (3/8”)	942	1,000	899	1,069	835	989	790	1,038	3,466	4,096
Hardwood lumber - board feet	89	103	99	110	93	100	82	99	363	412
Engineered I-Joists - lineal feet	82	114	108	137	92	110	56	95	338	456
Engineered solid section - cubic feet	7	9	10	11	8	9	5	7	30	36
Logs - cunits (in thousands)	46	55	33	46	34	26	30	42	143	169

Cellulose Fibers (thousands):
Pulp - air-dry metric tons	594	651	524	647	470	625	482	698	2,070	2,621
Liquid packaging board - tons	67	56	82	71	72	72	65	76	286	275

Fine Paper (thousands):(2)
Paper - tons	461	753	—	662	—	641	—	693	461	2,749
Coated groundwood - tons	38	52	—	59	—	59	—	64	38	234
Paper converting - tons	318	511	—	474	—	462	—	485	318	1,932

Containerboard, Packaging and Recycling (thousands):
Containerboard - tons	259	211	230	189	205	202	263	254	957	856
Packaging - MSF	17,754	18,342	18,965	19,168	18,751	18,425	18,102	18,932	73,572	74,867
Recycling - tons	654	733	656	719	632	678	638	745	2,580	2,875
Kraft bags and sacks - tons	25	20	23	20	25	22	26	27	99	89

Real Estate and Related Assets:
Single-family homes sold	1,684	1,472	1,139	1,325	734	906	595	838	4,152	4,541
Single-family homes closed	976	1,161	1,062	1,483	1,145	1,439	1,244	1,753	4,427	5,836
Single-family homes sold but not closed at end of period	2,207	3,105	2,284	2,947	1,873	2,414	1,224	1,499	1,224	1,499

(1)	The fourth quarter of 2006 inlcudes 14 weeks of operations compared to 13 weeks in all other quarters.

(2)	First quarter 2007 results include 9 weeks of operations for fine paper and related assets, prior to the distribution of these assets to Weyerhaeuser shareholders.
PRELIMINARY RESULTS - SUBJECT TO AUDIT

WEYERHAEUSER COMPANY
STATISTICAL INFORMATION (unaudited)
TOTAL PRODUCTION VOLUMES: (1) (2)
          (in millions)

	Q1		Q2		Q3		Q4		Year-to-date
	April 1,	March 26,	July 1,	June 25,	Sept. 30,	Sept. 24,	Dec. 30,	Dec. 31,	Dec. 30,	Dec. 31,
	2007	2006	2007	2006	2007	2006	2007	2006	2007	2006
Timberlands (thousands):
Fee depletion - cunits	2,140	2,132	2,038	2,083	2,029	2,040	1,937	2,195	8,144	8,450

Wood Products (millions):
Softwood lumber - board feet	1,427	1,663	1,451	1,650	1,405	1,559	1,207	1,483	5,490	6,355
Plywood - square feet (3/8”)	114	241	115	245	110	237	84	177	423	900
Veneer - square feet (3/8”) (3)	298	455	338	455	297	494	217	335	1,150	1,739
Composite panels - square feet (3/4”)	—	278	—	288	—	100	—	—	—	666
Oriented strand board - square feet (3/8”)	968	1,073	847	1,062	834	1,009	779	1,022	3,428	4,166
Hardwood lumber - board feet	73	82	75	83	80	82	66	77	294	324
Engineered I-Joists - lineal feet	87	121	114	136	91	130	47	86	339	473
Engineered solid section - cubic feet	6	11	9	12	8	10	5	8	28	41

Cellulose Fibers (thousands):
Pulp - air-dry metric tons	539	676	419	588	445	660	448	664	1,851	2,588
Liquid packaging board - tons	60	61	77	75	72	73	74	73	283	282

Fine Paper (thousands): (2) Paper - tons (4)	444	724	—	672	—	675	—	725	444	2,796
Coated groundwood - tons	43	56	—	56	—	59	—	59	43	230
Paper converting - tons	318	498	—	461	—	485	—	487	318	1,931

Containerboard, Packaging and Recycling (thousands):
Containerboard - tons (5)	1,515	1,575	1,506	1,533	1,575	1,544	1,510	1,608	6,106	6,260
Packaging - MSF	19,007	19,550	19,721	20,290	19,547	19,341	18,946	20,670	77,221	79,851
Recycling - tons (6)	1,619	1,716	1,589	1,684	1,838	1,641	1,609	1,788	6,655	6,829
Kraft bags and sacks - tons	23	19	23	20	23	18	24	25	93	82

(1)	The fourth quarter of 2006 inlcudes 14 weeks of operations compared to 13 weeks in all other quarters.

(2)	First quarter 2007 results include 9 weeks of operations for fine paper and related assets, prior to the distribution of these assets to Weyerhaeuser shareholders.

(3)	Veneer production represents lathe production and includes volumes that are further processed into plywood and engineered lumber products by company mills.

(4)	Paper production includes unprocessed rolls and converted paper volumes.

(5)	Containerboard production represents machine production and includes volumes that are further processed into packaging and kraft bags and sacks by company facilities.

(6)	Recycling production includes volumes processed in Weyerhaeuser recycling facilities that are consumed by company facilities and brokered volumes.
PRELIMINARY RESULTS - SUBJECT TO AUDIT

WEYERHAEUSER COMPANY
STATISTICAL INFORMATION
CONDENSED CONSOLIDATED BALANCE SHEETS (unaudited)
(in millions)

	April 1,	July 1,	Sept. 30,	Dec. 30,	Dec. 31,
	2007	2007	2007	2007	2006
Assets

Weyerhaeuser
Current assets:
Cash and cash equivalents	$1,172	$208	$72	$93	$223
Receivables, less allowances	1,394	1,508	1,419	1,333	1,183
Inventories	1,437	1,308	1,323	1,255	1,355
Prepaid expenses	356	378	406	333	385
Assets held for sale	114	—	—		105
Current assets of discontinued operations	—	—	—	—	870

Total current assets	4,473	3,402	3,220	3,014	4,121
Property and equipment	6,836	6,761	6,880	6,817	7,061
Construction in progress	467	544	412	442	395
Timber and timberlands at cost, less fee stumpage charged to disposals	3,705	3,721	3,736	3,769	3,681
Investments in and advances to equity affiliates	498	510	497	356	499
Goodwill	2,158	2,181	2,200	2,207	2,185
Deferred pension and other assets	1,378	1,470	1,525	2,505	1,368
Restricted assets held by special purpose entitites	915	916	915	916	917
Noncurrent assets of discontinued operations	—	—	—		3,011

	20,430	19,505	19,385	20,026	23,238

Real Estate and Related Assets
Cash and cash equivalents	13	7	8	21	20
Receivables, less allowances	77	75	72	63	144
Real estate in process of development and for sale	1,540	1,561	1,587	1,270	1,449
Land being processed for development	1,427	1,476	1,528	1,622	1,365
Investments in unconsolidated entities, less reserves	81	83	77	58	72
Other assets	396	383	423	473	423
Consolidated assets not owned	264	287	277	273	151

	3,798	3,872	3,972	3,780	3,624

Total assets	$24,228	$23,377	$23,357	$23,806	$26,862

Liabilities

Weyerhaeuser
Current liabilities:
Notes payable and commercial paper	$163	$92	$92	$54	$72
Current maturities of long-term debt	70	63	262	507	488
Accounts payable	920	1,010	894	869	948
Accrued liabilities	1,220	1,145	1,185	1,177	1,363
Current liabilities of discontinued operations	—	—	—	—	258

Total current liabilities	2,373	2,310	2,433	2,607	3,129
Long-term debt	6,849	5,980	6,428	6,059	7,069
Deferred income taxes	2,886	2,895	2,852	3,290	3,011
Deferred pension, other postretirement benefits and other liabilities	1,730	1,814	1,819	1,669	1,759
Liabilities (nonrecourse to Weyerhaeuser) held by special purpose entities	763	765	764	765	765
Noncurrent liabilities of discontinued operations	—	—	—	—	717

	14,601	13,764	14,296	14,390	16,450

Real Estate and Related Assets
Notes payable and commercial paper	427	412	—	—	—
Long-term debt	605	605	900	775	606
Other liabilities	565	539	497	432	606
Consolidated liabilites not owned	232	246	237	228	115

	1,829	1,802	1,634	1,435	1,327

Shareholders’ Interest

Total liabilities	16,430	15,566	15,930	15,825	17,777
Shareholders’ interest	7,798	7,811	7,427	7,981	9,085

Total liabilities and shareholders’ interest	$24,228	$23,377	$23,357	$23,806	$26,862

WEYERHAEUSER COMPANY
STATISTICAL INFORMATION
STATEMENT OF CASH FLOWS
SELECTED INFORMATION (unaudited)
(in millions)
(Weyerhaeuser only,
excludes Real Estate &
Related Assets)

	Q1		Q2		Q3		Q4		Year-to-date
	April 1,	March 26,	July 1,	June 25,	Sept. 30,	Sept. 24,	Dec. 30,	Dec. 31,	Dec. 30,	Dec. 31,
	2007	2006	2007	2006	2007	2006	2007	2006	2007	2006
Net cash from operations	$(187)	$(210)	$171	$566	$285	$252	$411	$940	$680	$1,548
Cash paid for property and equipment	$(114)	$(182)	$(140)	$(184)	$(176)	$(173)	$(232)	$(273)	$(662)	$(812)
Cash paid for timberlands reforestation	$(12)	$(12)	$(12)	$(9)	$(8)	$(6)	$(12)	$(10)	$(44)	$(37)
Cash received from issuances of debt	$—	$—	$—	$—	$451	$3	$—	$1	$451	$4
Revolving credit facilities, notes and commercial paper borrowings, net	$(162)	$(68)	$194	$19	$148	$195	$(158)	$(95)	$22	$51
Payments on debt	$(466)	$(158)	$(1,090)	$(10)	$(54)	$(58)	$(3)	$(5)	$(1,613)	$(231)
Proceeds from the sale of operations	$1,350	$—	$100	$—	$7	$187	$172	$86	$1,629	$273
Repurchases of common stock	$—	$—	$(22)	$—	$(441)	$(332)	$(10)	$(340)	$(473)	$(672)
PRELIMINARY RESULTS - SUBJECT TO AUDIT